UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2023

L Catterton Asia Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40196	98-1577355
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

8 Marina View, Asia Square Tower 1
#41-03, Singapore	018960
(Address of principal executive offices)	(Zip Code)

+65 6672 7600

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange on
Title of each class	Symbol(s)	which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	LCAAU	The Nasdaq Stock Market LLC

Class A Ordinary Shares included as part of the units	LCAA	The Nasdaq Stock Market LLC

Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	LCAAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

Amendment to Sponsor Support Agreement

As previously disclosed, on January 31, 2023, L Catterton Asia Acquisition Corp, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“SPAC” or “LCAA”), LCA Acquisition Sponsor, LP, an exempted limited partnership registered in and formed under the laws of the Cayman Islands (“Sponsor”), certain shareholders of LCAA (together with Sponsor, collectively, the “Founder Shareholders”) and Lotus Technology Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands (the “Company” or “Lotus Tech”) entered into a sponsor support agreement (the “Sponsor Support Agreement”), pursuant to which each Founder Shareholder has agreed, among other things and subject to the terms and conditions set forth therein, to vote in favor of the transactions (collectively, the “Transactions”) contemplated by the Agreement and Plan of Merger, dated as of January 31, 2023 (as amended and restated by the First Amended And Restated Agreement and Plan of Merger, dated as of October 11, 2023 and as may be further amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) and other transaction documents. Pursuant to the Sponsor Support Agreement, (a) Sponsor agreed to use commercially reasonable efforts to cause certain of its affiliates to participate in the PIPE financing (the “Sponsor Affiliate PIPE Financing”), and (b) in connection with the foregoing, (i) for every dollar of Sponsor Affiliate PIPE Financing, one warrant held by Sponsor immediately after the effective time of the first merger as contemplated under the Merger Agreement would not be subject to the lock-up restrictions, and (ii) 20% of the SPAC Class B ordinary shares held by Sponsor as of the date of the Sponsor Support Agreement (the “Sponsor Shares”) would be forfeited if Sponsor failed to obtain any Sponsor Affiliate PIPE Financing prior to the completion of the Transactions (the “Closing”) (clauses (a) and (b) are collectively referred to as the “Sponsor Shares Forfeiture Mechanism”). In addition, it was agreed that 10% of the Sponsor Shares (the “Sponsor Earn-Out Shares”) would remain unvested at the Closing and become vested upon the first occurrence of any commencement or official announcement of any business collaboration between the Company and entities holding approved brands (the “Business Collaboration”) within two (2) years of the Closing.

On November 13, 2023, SPAC, the Founder Shareholders and the Company entered into an Amendment to Sponsor Support Agreement (the “Amendment”). The Amendment reflects deletion of the Sponsor Shares Forfeiture Mechanism and provides that, in addition to the Sponsor Earn-Out Shares, all or a portion of (as reasonably determined by the Company in good faith) an additional 20% of the Sponsor Shares (the “Additional Sponsor Earn-Out Shares”) would become vested upon each occurrence of any vesting event within eighteen (18) months of the Closing. The vesting events for the Additional Sponsor Earn-Out Shares are (a) the commencement or official announcement of any additional Business Collaboration and (b) an approved commitment to invest in the Company or one of its subsidiaries by an investor introduced or facilitated by Sponsor or its affiliates. Any Additional Sponsor Earn-Out Shares that have not become vested by the end of such eighteen (18)-month period would be forfeited to the Company and cancelled.

Pursuant to the Merger Agreement, SPAC has designated Anish Melwani, the Chairman and Chief Executive Officer of LVMH for North America and an independent director of SPAC, to be a director on the board of directors of the Company with effect immediately following the Closing (the “Appointment”). The Company has acknowledged and agreed that, upon the effectiveness of the Appointment, a Business Collaboration will have occurred and as a result, the Sponsor Earn-Out Shares are expected to become vested immediately following the Closing.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and the terms of which are incorporated by reference herein.

Item 8.01 Other Events.

As previously disclosed, at the extraordinary general meeting of shareholders of the Company held on March 10, 2023, the Company’s shareholders approved the proposal to amend the Company’s amended and restated memorandum and articles of association (a) to extend the date (the “Termination Date”) by which the Company must (i) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial business combination, (ii) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (iii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company included as part of the units sold in the Company’s initial public offering that was consummated on March 15, 2021 if it fails to complete such initial business combination, from March 15, 2023 to June 15, 2023, and (b) to allow the board of directors of the Company (the “Board”), without a shareholders’ vote, to elect to further extend the Termination Date up to nine times, by an additional month each time, upon five days’ advance written notice to the shareholders of the Company prior to the applicable deadline, up to March 15, 2024 (or such earlier date as determined by the Board in its sole discretion). On June 5, 2023, the Board approved the extension of the Termination Date for one additional month to July 15, 2023 (the “Second Extension”), and authorized the extension committee of the Board (the “Extension Committee”) to approve further extensions of the Termination Date for up to eight additional one-month periods, from July 15, 2023 to March 15, 2024. In connection with the Second Extension, LCA Acquisition Sponsor, LP or its designee or affiliate deposited into the trust account $330,000 on June 15, 2023. On July 5, 2023, the Extension Committee approved the extension of the Termination Date for one additional month to August 15, 2023 (the “Third Extension”) pursuant to its authorization from the Board. The Extension Committee’s approval of the Third Extension was noticed to shareholders on July 10, 2023. In connection with the Third Extension, LCA Acquisition Sponsor, LP or its designee or affiliate deposited into the trust account $330,000 on July 20, 2023. On August 8, 2023, the Extension Committee approved the extension of the Termination Date for one additional month to September 15, 2023 (the “Fourth Extension”) pursuant to its authorization from the Board. The Extension Committee’s approval of the Fourth Extension was noticed to shareholders on August 10, 2023. In connection with the Fourth Extension, LCA Acquisition Sponsor, LP or its designee or affiliate deposited into the trust account $330,000 on August 17, 2023. On September 5, 2023, the Extension Committee approved the extension of the Termination Date for one additional month to October 15, 2023 (the “Fifth Extension”) pursuant to its authorization from the Board. The Extension Committee’s approval of the Fifth Extension was noticed to shareholders on September 8, 2023. In connection with the Fifth Extension, LCA Acquisition Sponsor, LP or its designee or affiliate deposited into the trust account $330,000 on September 15, 2023. On October 5, 2023, the Extension Committee approved the extension of the Termination Date for one additional month to November 15, 2023 (the “Sixth Extension”) pursuant to its authorization from the Board. The Extension Committee’s approval of the Sixth Extension was noticed to shareholders on October 10, 2023. In connection with the Sixth Extension, LCA Acquisition Sponsor, LP or its designee or affiliate deposited into the trust account $330,000 on October 17, 2023.

On November 6, 2023, the Extension Committee approved the extension of the Termination Date for one additional month to December 15, 2023 (the “Seventh Extension”) pursuant to its authorization from the Board. The Extension Committee’s approval of the Seventh Extension was noticed to shareholders on November 9, 2023. In connection with the Seventh Extension, LCA Acquisition Sponsor, LP or its designee or affiliate expects to deposit into the trust account $330,000 within five business days following November 15, 2023.

Forward-Looking Statements

This current report (the “Current Report”) contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, that are based on beliefs and assumptions and on information currently available to Lotus Tech and LCAA. All statements other than statements of historical fact contained in this Current Report are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential”, “forecast”, “plan”, “seek”, “future”, “propose” or “continue”, or the negatives of these terms or variations of them or similar terminology although not all forward-looking statements contain such terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by LCAA and its management, and Lotus Tech and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements with respect to the proposed Business Combination between LCAA, Lotus Tech and the other parties thereto; (2) the outcome of any legal proceedings that may be instituted against LCAA, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the amount of redemption requests made by LCAA public shareholders and the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of LCAA, to obtain financing to complete the Business Combination or to satisfy other conditions to the Closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) risks associated with changes in applicable laws or regulations and the Company’s international operations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; (12) the Company’s ability to maintain agreements or partnerships with its strategic partner Geely and to develop new agreements or partnerships; (13) the Company’s ability to maintain relationships with its existing suppliers and strategic partners, and source new suppliers for its critical components, and to complete building out its supply chain, while effectively managing the risks due to such relationships; (14) the Company’s reliance on its partnerships with vehicle charging networks to provide charging solutions for its vehicles and its strategic partners for servicing its vehicles and their integrated software; (15) the Company’s ability to establish its brand and capture additional market share, and the risks associated with negative press or reputational harm, including from lithium-ion battery cells catching fire or venting smoke; (16) delays in the design, manufacture, launch and financing of the Company’s vehicles and the Company’s reliance on a limited number of vehicle models to generate revenues; (17) the Company’s ability to continuously and rapidly innovate, develop and market new products; (18) risks related to future market adoption of the Company’s offerings; (19) increases in costs, disruption of supply or shortage of materials, in particular for lithium-ion cells or semiconductors; (20) the Company’s reliance on its partners to manufacture vehicles at a high volume, some of which have limited experience in producing electric vehicles, and on the allocation of sufficient production capacity to the Company by its partners in order for the Company to be able to increase its vehicle production capacities; (21) risks related to the Company’s distribution model; (22) the effects of competition and the high barriers to entry in the automotive industry, and the pace and depth of electric vehicle adoption generally on the Company’s future business; (23) changes in regulatory requirements, governmental incentives and fuel and energy prices; (24) the impact of the global COVID-19 pandemic on LCAA, the Company, the Company’s post business combination’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; and (25) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in LCAA’s final prospectus relating to its initial public offering (File No. 333-253334) declared effective by the SEC on March 10, 2021, and other documents filed, or to be filed, with the SEC by LCAA or Lotus Tech, including the Registration/Proxy Statement. There may be additional risks that neither LCAA nor Lotus Tech presently know or that LCAA or Lotus Tech currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved in any specified timeframe, or at all, or that any of the contemplated results of such forward-looking statements will be achieved in any specified timeframe, or at all. The forward-looking statements in this Current Report represent the views of LCAA and Lotus Tech as of the date they are made. While LCAA and Lotus Tech may update these forward-looking statements in the future, LCAA and Lotus Tech specifically disclaim any obligation to do so, except to the extent required by applicable law. You should not place undue reliance on forward-looking statements.

Additional Information

In connection with the proposed Business Combination, (i) Lotus Tech is expected to file with the SEC a registration statement on Form F-4 containing a preliminary proxy statement of LCAA and a preliminary prospectus (the “Registration/Proxy Statement”); and (ii) LCAA will file a definitive proxy statement relating to the proposed Business Combination (the “Definitive Proxy Statement”) and will mail the Definitive Proxy Statement and other relevant materials to its shareholders after the Registration/Proxy Statement is declared effective. The Registration/Proxy Statement will contain important information about the proposed Business Combination and the other matters to be voted upon at a meeting of LCAA shareholders to be held to approve the proposed Business Combination. This Current Report does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination.

Before making any voting or other investment decisions, securityholders of LCAA and other interested persons are advised to read, when available, the Registration/Proxy Statement and the amendments thereto and the Definitive Proxy Statement and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about LCAA, Lotus Tech and the Business Combination. When available, the Definitive Proxy Statement and other relevant materials for the proposed Business Combination will be mailed to shareholders of LCAA as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the Registration/Proxy Statement, the Definitive Proxy Statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: LCAA, 8 Marina View, Asia Square Tower 1, #41-03, Singapore 018960, attention: Katie Matarazzo.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

LCAA and Lotus Tech, and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from LCAA’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in LCAA is set forth in LCAA’s filings with the SEC (including LCAA’s final prospectus related to its initial public offering (File No. 333-253334) declared effective by the SEC on March 10, 2021), and are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to LCAA, 8 Marina View, Asia Square Tower 1, #41-03, Singapore 018960, attention: Katie Matarazzo. Additional information regarding the interests of such participants and other persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders in connection with the proposed Business Combination will be contained in the Registration/Proxy Statement for the proposed Business Combination when available.

No Offer and Non-Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of LCAA or Lotus Tech, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01. Exhibits.

(d) Exhibits.

No.	Description
10.1	Amendment to Sponsor Support Agreement, dated as of November 13, 2023, by and among L Catterton Asia Acquisition Corp, LCA Acquisition Sponsor, LP, Lotus Technology Inc. and each of the parties set forth on the signature pages thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2023

L CATTERTON ASIA ACQUISITION CORP

By:	/s/ Chinta Bhagat
Name:	Chinta Bhagat
Title:	Co-Chief Executive Officer and Chairman